Putnam VT Core Equity Fund
The fund's portfolio
9/30/24 (Unaudited)

COMMON STOCKS (98.8%)(a)
	Shares	Value
Aerospace and defense (0.9%)
Boeing Co. (The)(NON)	2,285	$347,411
Northrop Grumman Corp.	1,219	643,717
RTX Corp.	4,649	563,273

		1,554,401
Air freight and logistics (0.4%)
FedEx Corp.	2,233	611,127

		611,127
Automobiles (1.1%)
General Motors Co.	9,398	421,406
Tesla, Inc.(NON)	5,754	1,505,419

		1,926,825
Banks (4.4%)
Bank of America Corp.	62,352	2,474,127
Citigroup, Inc.	25,767	1,613,014
Fifth Third Bancorp	8,690	372,280
Five Star Bancorp	10,766	320,073
JPMorgan Chase & Co.	9,901	2,087,725
UMB Financial Corp.	6,371	669,656

		7,536,875
Beverages (1.8%)
Coca-Cola Co. (The)	30,819	2,214,653
Molson Coors Beverage Co. Class B	13,634	784,228

		2,998,881
Biotechnology (2.0%)
AbbVie, Inc.	7,998	1,579,445
Amgen, Inc.	1,962	632,176
Regeneron Pharmaceuticals, Inc.(NON)	1,137	1,195,260

		3,406,881
Broadline retail (4.0%)
Amazon.com, Inc.(NON)	33,875	6,311,929
eBay, Inc.	8,104	527,651

		6,839,580
Capital markets (4.9%)
Ameriprise Financial, Inc.	4,943	2,322,271
Bank of New York Mellon Corp. (The)	21,468	1,542,690
Goldman Sachs Group, Inc. (The)	4,338	2,147,787
Raymond James Financial, Inc.	15,290	1,872,413
TPG, Inc.	7,112	409,367

		8,294,528
Chemicals (0.8%)
DuPont de Nemours, Inc.	4,045	360,450
Eastman Chemical Co.	9,653	1,080,653

		1,441,103
Commercial services and supplies (0.3%)
Cintas Corp.	2,112	434,819

		434,819
Communications equipment (0.9%)
Cisco Systems, Inc.	29,273	1,557,909

		1,557,909
Consumer staples distribution and retail (3.2%)
Casey's General Stores, Inc.	856	321,608
Kroger Co. (The)	17,559	1,006,131
Target Corp.	7,819	1,218,669
Walmart, Inc.	34,952	2,822,374

		5,368,782
Containers and packaging (0.3%)
Berry Global Group, Inc.	6,934	471,373

		471,373
Distributors (0.3%)
LKQ Corp.	11,283	450,417

		450,417
Diversified consumer services (0.1%)
Graham Holdings Co. Class B	234	192,282

		192,282
Diversified REITs (0.3%)
Armada Hoffler Properties, Inc.(R)	54,062	585,491

		585,491
Diversified telecommunication services (0.6%)
AT&T, Inc.	47,519	1,045,418

		1,045,418
Electric utilities (3.0%)
Constellation Energy Corp.	4,066	1,057,241
NextEra Energy, Inc.	9,940	840,228
NRG Energy, Inc.	13,947	1,270,572
PG&E Corp.	102,427	2,024,982

		5,193,023
Entertainment (1.1%)
Electronic Arts, Inc.	3,639	521,978
Universal Music Group NV (Netherlands)	21,697	567,620
Walt Disney Co. (The)	7,767	747,108

		1,836,706
Financial services (5.6%)
Apollo Global Management, Inc.	18,769	2,344,436
Berkshire Hathaway, Inc. Class B(NON)	7,915	3,642,958
Mastercard, Inc. Class A	7,168	3,539,558

		9,526,952
Food products (0.1%)
Hershey Co. (The)	901	172,794

		172,794
Ground transportation (1.1%)
Union Pacific Corp.	7,548	1,860,431

		1,860,431
Health care equipment and supplies (0.3%)
Medtronic PLC	5,031	452,941
Nyxoah SA (Belgium)(NON)	10,112	96,570

		549,511
Health care providers and services (5.0%)
Ardent Health Partners, Inc.(NON)	22,419	412,061
CVS Health Corp.	9,652	606,918
Elevance Health, Inc.	1,998	1,038,960
Guardian Pharmacy Services, Inc. Class A(NON)	13,571	227,993
HCA Healthcare, Inc.	2,296	933,163
McKesson Corp.	2,685	1,327,518
Tenet Healthcare Corp.(NON)	6,396	1,063,015
UnitedHealth Group, Inc.	4,926	2,880,134

		8,489,762
Health care technology (0.1%)
GoodRx Holdings, Inc. Class A(NON)(S)	22,696	157,510

		157,510
Hotels, restaurants, and leisure (2.2%)
Brinker International, Inc.(NON)	3,522	269,539
Chuy's Holdings, Inc.(NON)	10,861	406,201
First Watch Restaurant Group, Inc.(NON)	11,706	182,614
Hilton Worldwide Holdings, Inc.	4,316	994,838
McDonald's Corp.	3,327	1,013,105
Vail Resorts, Inc.	1,833	319,474
Viking Holdings, Ltd. (Bermuda)(NON)	16,449	573,906

		3,759,677
Household durables (1.3%)
PulteGroup, Inc.	15,575	2,235,480

		2,235,480
Household products (0.9%)
Procter & Gamble Co. (The)	8,898	1,541,134

		1,541,134
Industrial conglomerates (0.5%)
Honeywell International, Inc.	4,256	879,758

		879,758
Insurance (0.9%)
Arch Capital Group, Ltd.(NON)	9,192	1,028,401
Assured Guaranty, Ltd.	7,193	571,987

		1,600,388
Interactive media and services (6.8%)
Alphabet, Inc. Class C	37,621	6,289,855
Meta Platforms, Inc. Class A	8,736	5,000,836
Pinterest, Inc. Class A(NON)	6,894	223,159

		11,513,850
IT Services (1.7%)
Gartner, Inc.(NON)	2,767	1,402,205
GoDaddy, Inc. Class A(NON)	5,534	867,621
IBM Corp.	2,877	636,047

		2,905,873
Life sciences tools and services (0.2%)
Bio-Rad Laboratories, Inc. Class A(NON)	780	260,972

		260,972
Machinery (1.9%)
Deere & Co.	1,119	466,992
Otis Worldwide Corp.	24,205	2,515,868
Snap-On, Inc.	750	217,283

		3,200,143
Media (0.4%)
Charter Communications, Inc. Class A(NON)(S)	1,037	336,071
New York Times Co. (The) Class A	6,871	382,509

		718,580
Metals and mining (1.4%)
Freeport-McMoRan, Inc.	24,670	1,231,526
Nucor Corp.	7,768	1,167,841

		2,399,367
Mortgage real estate investment trusts (REITs) (0.3%)
Starwood Property Trust, Inc.(R)	24,112	491,403

		491,403
Office REITs (0.2%)
Highwoods Properties, Inc.(R)	8,512	285,237

		285,237
Oil, gas, and consumable fuels (2.2%)
Antero Resources Corp.(NON)	15,505	444,218
ConocoPhillips	12,505	1,316,526
Exxon Mobil Corp.	15,064	1,765,802
Permian Resources Corp.	18,403	250,465

		3,777,011
Passenger airlines (0.6%)
Southwest Airlines Co.	36,342	1,076,813

		1,076,813
Personal care products (0.4%)
Kenvue, Inc.	29,974	693,299

		693,299
Pharmaceuticals (4.0%)
AstraZeneca PLC ADR (United Kingdom)	5,704	444,399
Eli Lilly and Co.	3,467	3,071,554
Johnson & Johnson	9,412	1,525,309
Merck & Co., Inc.	12,333	1,400,535
Royalty Pharma PLC Class A	14,286	404,151

		6,845,948
Real estate management and development (1.6%)
CBRE Group, Inc. Class A(NON)	19,310	2,403,709
CoStar Group, Inc.(NON)	3,332	251,366

		2,655,075
Semiconductors and semiconductor equipment (8.5%)
Broadcom, Inc.	13,491	2,327,198
Intel Corp.	9,882	231,832
Lam Research Corp.	1,806	1,473,840
NVIDIA Corp.	76,815	9,328,414
Qualcomm, Inc.	6,639	1,128,962

		14,490,246
Software (10.0%)
Adobe, Inc.(NON)	1,821	942,877
Fair Isaac Corp.(NON)	305	592,774
Jamf Holding Corp.(NON)	13,565	235,353
Microsoft Corp.	25,673	11,047,092
NCR Voyix Corp.(NON)	7,596	103,078
Oracle Corp.	16,391	2,793,026
Salesforce, Inc.	4,759	1,302,586

		17,016,786
Specialized REITs (1.0%)
Gaming and Leisure Properties, Inc.(R)	33,357	1,716,218

		1,716,218
Specialty retail (1.7%)
Best Buy Co., Inc.	7,552	780,122
Lowe's Cos., Inc.	8,090	2,191,177

		2,971,299
Technology hardware, storage, and peripherals (6.7%)
Apple, Inc.	48,769	11,363,177

		11,363,177
Textiles, apparel, and luxury goods (0.1%)
Lululemon Athletica, Inc. (Canada)(NON)	935	253,712

		253,712
Trading companies and distributors (0.7%)
United Rentals, Inc.	1,373	1,111,757

		1,111,757

Total common stocks (cost $73,893,310)		$168,266,584

INVESTMENT COMPANIES (0.8%)(a)
	Shares	Value
iShares Expanded Tech-Software Sector ETF(NON)(S)	15,795	$1,411,599

Total investment companies (cost $838,473)		$1,411,599

SHORT-TERM INVESTMENTS (1.6%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 5.13%(AFF)	Shares	1,620,425	$1,620,425
Putnam Short Term Investment Fund Class P 5.04%(AFF)	Shares	1,038,009	1,038,009
U.S. Treasury Bills 6.219%, 10/24/24(SEGSF)		$25,000	24,925
U.S. Treasury Bills 5.070%, 12/17/24(SEGSF)		100,000	99,046

Total short-term investments (cost $2,782,298)			$2,782,405
TOTAL INVESTMENTS

Total investments (cost $77,514,081)			$172,460,588

WRITTEN OPTIONS OUTSTANDING at 9/30/24 (premiums $109,210) (Unaudited)
Counterparty	Expiration date/ strike price	Notional amount	Contract amount	Value
Goldman Sachs International
Constellation Energy (Call)	Jan-25/$320.00	$311,244	$1,197	$11,059
HCA Healthcare, Inc. (Call)	Dec-24/$350.00	309,700	762	49,095
Tenet Healthcare Corp. (Call)	Nov-24/$135.00	267,914	1,612	54,317
JPMorgan Chase Bank N.A.
Berkshire Hathaway, Inc. Class B (Call)	Dec-24/$475.00	833,071	1,810	16,369
Morgan Stanley & Co. International PLC
Walmart, Inc. (Call)	Dec-24/$75.00	842,465	10,433	81,335

Total				$212,175

Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
ETF	Exchange Traded Fund
Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from January 1, 2024 through September 30, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's investment manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $170,394,748.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 12/31/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 9/30/24
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$5,746,150	$41,582,139	$45,707,864	$140,624	$1,620,425
	Putnam Short Term Investment Fund Class P‡	5,135,738	14,879,360	18,977,089	65,356	1,038,009

	Total Short-term investments	$10,881,888	$56,461,499	$64,684,953	$205,980	$2,658,434
* The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund receives cash collateral, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company that is managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC and there were no realized or unrealized gains or losses during the period.
# At the close of the reporting period, the fund received cash collateral of $1,620,425 for securities loaned. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $1,585,710.
‡ Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $110,972.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at the average of the last reported bid and ask prices, the“mid price”, and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by the fund’s investment manager. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. When reliable prices are not readily available for equity securities, such as when the value of a security has been affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund will fair value these securities as determined in accordance with procedures approved by the Trustees. This may include using an independent third-party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time). These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund’s investment manager does not believe accurately reflects the security's fair value, the security will be valued at fair value by the fund’s investment manager, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Options contracts: The fund used options contracts for hedging against changes in values of securities it owns.
The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.
Exchange-traded options are valued at the last sale price. OTC traded options are valued using quotations from an independent pricing service.
Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap options contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.
For the fund's average contract amount on options contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $212,175 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $110,972 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$14,546,934	$567,620	$—
Consumer discretionary	18,629,272	—	—
Consumer staples	10,774,890	—	—
Energy	3,777,011	—	—
Financials	27,450,146	—	—
Health care	19,710,584	—	—
Industrials	10,729,249	—	—
Information technology	47,333,991	—	—
Materials	4,311,843	—	—
Real estate	5,242,021	—	—
Utilities	5,193,023	—	—

Total common stocks	167,698,964	567,620	—
Investment companies	1,411,599	—	—
Short-term investments	—	2,782,405	—

Totals by level	$169,110,563	$3,350,025	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	$—	$(212,175)	$—

Totals by level	$—	$(212,175)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Written equity option contracts (contract amount)	$6,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com